                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                JANUARY 24, 2002
                -------------------------------------------------
                (Date of Report--Date of Earliest Event Reported)



                                D.R. HORTON, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



               DELAWARE                                 1-14122                              75-2386963
     ----------------------------              ------------------------           ---------------------------------
     (State or Other Jurisdiction              (Commission File Number)           (IRS Employer Identification No.)
           of Incorporation)


           1901 ASCENSION BOULEVARD, SUITE 100, ARLINGTON, TEXAS 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

On January 24, 2002, D.R. Horton, Inc. announced that it has declared a cash dividend of six ($0.06) cents per share payable on February 15, 2002 to stockholders of record on February 5, 2002. The press release issued by D.R. Horton, Inc. relating to the announcement is filed as Exhibit 99.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     Press Release of D.R. Horton, Inc. issued on January 24, 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 24, 2002

                                       D.R. Horton, Inc.


                                       By:  /s/ SAMUEL R. FULLER
                                          -------------------------------------
                                            Samuel R. Fuller
                                            Executive Vice President, Treasurer,
                                            and Chief Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER            EXHIBIT
------            -------
99.1              Press Release of D.R. Horton, Inc. issued on January 24, 2002.
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